UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 5, 2026

VIAVI SOLUTIONS INC.
(Exact name of Registrant as specified in its charter)

Delaware	000-22874	94-2579683
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification Number)

1445 South Spectrum Blvd, Suite 102	Chandler,	Arizona	85286
(Address of principal executive offices and Zip Code)
 (408) 404-3600
(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of the exchange on which registered
Common Stock, par value of $0.001 per share	VIAV	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company. ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.
On August 5, 2026, Viavi Solutions Inc. (the “Company”) reported its preliminary results for its fiscal fourth quarter and fiscal year ended June 27, 2026. A copy of the Company’s press release is furnished herewith and attached hereto as Exhibit 99.1.
The information in Item 2.02 and Exhibits 99.1 and 99.2 of this Current Report on Form 8-K is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Beginning in the fourth quarter of fiscal 2026, the Company modified its non-GAAP presentation to exclude employer payroll taxes related to stock-based compensation. Consistent with this modification, employer payroll taxes related to stock-based compensation are no longer allocated to the Company's segment results and are instead included in the “Other Items” column of the segment presentation. Prior-period non-GAAP financial measures and segment results have been recast to conform to the current presentation. Management believes excluding employer payroll taxes related to stock-based compensation aligns the treatment of these taxes, which are highly variable, with the underlying stock-based compensation expense and provides a more consistent measure of operating performance. Accordingly, this modification is intended to enhance investors’ understanding of the Company’s operating performance. These changes have no impact on any of the Company’s previously reported U.S. GAAP results for any period presented. Non-GAAP EPS and other non-GAAP measures under the new methodology, including reconciliations to the most directly comparable GAAP measures, are being furnished in Exhibit 99.2 attached hereto and are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)   Exhibits.

Exhibit No.	Description
99.1	Press release entitled “VIAVI Announces Fiscal Fourth Quarter and Fiscal Year 2026 Results” dated August 05, 2026.
99.2	Reconciliations of GAAP measures to non-GAAP measures
104	Cover Page Interactive Data File - the cover page iXBRL tags are embedded within the Inline XBRL document

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIAVI SOLUTIONS INC.

	By:	/s/ ILAN DASKAL
	Name:	ILAN DASKAL
	Title:	Executive Vice President and Chief Financial Officer
(Duly Authorized Officer and Principal Financial and Accounting Officer)

August 5, 2026